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_    _    _   Text should begin immediately below this line.

_    _    _         SETTLEMENT AGREEMENT (this "Agreement"),

made as of May 27, 1997, by and among Janice G. Davidson;

Robert M. Davidson; the Janice G. Davidson Charitable

Remainder Unitrust; the Robert M. Davidson Charitable

Remainder Unitrust; the Elizabeth A. Davidson Irrevocable

Trust; the Emilie A. Davidson Irrevocable Trust; the John R.

Davidson Irrevocable Trust; the Emilie A. Davidson

Charitable Remainder Unitrust; and the John R. Davidson

Charitable Remainder Unitrust (collectively, the

"Davidsons") and CUC International Inc., a Delaware

corporation ("CUC").

          WHEREAS, CUC, Stealth Acquisition I Corp. (as

assignee of Stealth Acquisition II Corp.), a California

corporation and a wholly owned subsidiary of CUC, and

Davidson & Associates, Inc., a California corporation

("Davidson"), entered into an Agreement and Plan of Merger,

dated as of February 19, 1996 (the "Merger Agreement"),

which provided, among other things, for CUC's acquisition of all of the outstanding capital stock of Davidson through the merger (the "Merger") of Stealth Acquisition I Corp. into

Davidson, with Davidson as the surviving entity; and

          WHEREAS, the Merger was consummated on July 24,

1996 and, as a result, Davidson became a wholly-owned

subsidiary of CUC; and

          WHEREAS, in connection with the Merger, on

July 24, 1996, CUC and certain of the Davidsons entered

into a Registration Rights Agreement (the "Registration

Rights Agreement") pertaining to the sale by the Davidsons

named on the signature pages of the Registration Rights

Agreement and certain of their successors-in-interest of

the CUC common stock, $.01 par value ("CUC Common Stock"),

received by such Davidsons in the Merger; and

          WHEREAS, in connection with the Merger, on

July 24, 1996, CUC also entered into employment agreements

(collectively, the "Original Employment Agreements") and

Noncompetition Agreements (collectively, the

"Noncompetition Agreements") with each of Janice G.

Davidson and Robert M. Davidson; and

          WHEREAS, Janice G. Davidson and Robert M.

Davidson ceased to be full-time employees of CUC on

January 19, 1997; and

          WHEREAS, Janice G. Davidson and Robert M.

Davidson have informed CUC that they believe that they

individually, and the other Davidsons, have certain claims

against CUC in connection with certain matters set forth

in the Notice of Arbitration, dated March 7, 1997, sent to

CUC by Jones, Day, Reavis & Pogue ("Jones Day"), attorneys

for the Davidsons (the "Notice"), and matters related to

Robert M. Davidson's and Janice G. Davidson's employment

and responsibilities while CUC employees (collectively,

the "Employment"); and

          WHEREAS, CUC vigorously denies all wrongdoing; and

          WHEREAS, CUC and the Davidsons desire that

disputes, controversies and claims between the Davidsons,

on the one hand, and CUC and/or its affiliates

(collectively, the "CUC Affiliates"), on the other hand,

as to matters set forth in the Notice or relating to the

Employment be permanently and irrevocably released and

settled to avoid the expense, inconvenience and disruption of any litigation involving CUC, the CUC Affiliates and/or the

Davidsons;

          NOW, THEREFORE, in consideration of the premises

and the mutual covenants contained herein and for other

good and valuable consideration, the receipt and

sufficiency of which is hereby acknowledged, the parties

hereto, intending to be legally bound, hereby agree as

follows:

          1.     EFFECTIVENESS OF THIS AGREEMENT.

          (a)       Obligations of CUC.

          The obligations of CUC under this Agreement are

conditioned upon the representations and warranties of the

Davidsons made herein being true and correct on the date

hereof.

          (b)       Obligations of the Davidsons.

        The obligations of the Davidsons under this

Agreement are conditioned upon the representations and

warranties of CUC made herein being true and correct on

the date hereof.

          2.     PAYMENT AND GRANT OF OPTIONS TO CERTAIN OF

THE DAVIDSONS.

          In full settlement, satisfaction and compromise of

the claims asserted by any of the Davidsons or any

individual, corporation, limited liability company,

partnership, association, trust or any other entity or

organization, including any public or governmental authority or political subdivision or any agency or instrumentality

thereof (each, a "Person") in respect of which any of the

Davidsons, directly, or indirectly through one or more

intermediaries, has the right to exercise or exercises

"control" (within the meaning of Rule 12b-2 under the

Securities Exchange Act of 1934, as amended (the "Exchange

Act")) (each, a "Davidson Control Person") against CUC

and/or any one or more of the CUC Affiliates relating to the matters set forth in the Notice or relating to the

Employment, and in consideration of the covenant not to

sue set forth in Section 6 of this Agreement and the

other provisions of this Agreement, CUC agrees to:

          (a)       and does hereby confirm the prior grant of

800,000 options to each of Janice G. Davidson and Robert M. Davidson

(for an aggregate of 1.6 million options), to purchase shares of

CUC Common Stock (as contemplated in the Option Letters to each attached hereto as Exhibit A (the "New Option Letters")); and

          (b)       pay to Janice G. Davidson and Robert M.

Davidson, on the date hereof, in immediately available funds, to an account (or accounts) designated in writing by Janice G.

Davidson and Robert M. Davidson on the date hereof, (i)

performance bonuses for the 1996 fiscal year in the sums

of $150,000 and $250,000, respectively, and (ii) an

amount, not to exceed $200,000 in the aggregate, in

respect of the Davidsons' reasonable legal fees and

expenses incurred in connection with the matters referred

to in the Notice, the Employment and this Agreement (upon

receipt of reasonable evidence of the incurrence thereof).

          3.     AMENDMENT OF OTHER AGREEMENTS; WAIVERS.

          (a)       Noncompetition Agreements.

          Janice G. Davidson, Robert M. Davidson and CUC

agree that Sections 2(a), (b), and (c) and Section 6 of

each of the Noncompetition Agreements are hereby deleted

in their entirety and replaced with the following:

               2.   Restricted Activities

                    (a)  (i)  For the period
               commencing on July 24, 1996 and ending on July 24, 2000 (the "Restricted Period"), the Executive, without prior express written approval by the Board of Directors of the Company (the "Board of Directors"), will not (A) engage in competition with,
               (B) directly or indirectly own or hold a proprietary interest in (except as provided in Section 2(a)(ii) below) or (C) be employed by, or consult with or receive compensation from, any party which competes, in any way or manner with the Davidson Business (as defined below).
               The "Davidson Business" shall mean the
               business of Davidson or any of its
               subsidiaries as conducted on July 24, 1996.
               The Executive acknowledges that the Davidson
               Business is conducted nationally and
               internationally and agrees that the provisions in the foregoing sentence shall operate throughout the United States and the world.
                  (ii)  Notwithstanding the
               provisions of Section 2(a)(i)(B), from and after July 24, 1998 until the end of the Restricted Period, the Executive may directly or indirectly own or hold a proprietary interest in a party which competes with the Davidson Business (a "Competitor"); provided that such direct or indirect proprietary interest, when added to any proprietary interest held in such Competitor at any time directly or indirectly by (x) the Executive's spouse; or (y) any trust of which the Executive or the Executive's spouse is a trustee or beneficiary, and which trust is a signatory to the Settlement Agreement, dated as of May 27, 1997, by and among CUC, the Executive and the other parties named therein
               (the "Settlement Agreement") and only during such time as the Executive or such spouse is such a trustee, and not at any other time
               (such combined proprietary interest
               hereinafter called "Combined Proprietary
               Interest") does not at any time in aggregate exceed the lesser of: (x) 25% of the total equity of such Competitor or (y) such percentage as is 1% less than the percentage of total equity of the Competitor which would allow the holders of the Combined Proprietary Interest to exercise control over or with respect to such Competitor (including, without limitation, control which arises from the ability of the holder of such equity to block any action or actions of the Competitor because of super-majority or similar provisions under applicable law or which are contained in the Competitor's constituent documents or agreements with or among the holders of any of the Competitor's common or preferred stock or other equity).
                   (b)  During the Restricted Period, the
               Executive, without express prior
               written approval from the Board of Directors, will not solicit any clients of Davidson or any of its subsidiaries for the Davidson
               Business or discuss with any employee of the Company or any of its affiliates information or operation of any business intended to compete with the Davidson Business.
                   (c)  During the Restricted Period, the
               Executive will not solicit or
               induce any person who is an employee of
               Davidson or any of its subsidiaries to
               terminate any relationship such person may have with Davidson or any of its subsidiaries, nor shall the Executive during such period directly or indirectly engage, employ or compensate, or cause or permit any person with which the Executive may be affiliated, to engage, employ or compensate, any employee of the Company or any of its affiliates (other than as contemplated in Section 8(a) of the Settlement Agreement). The Executive hereby represents and warrants that the Executive has not entered into any agreement, understanding or arrangement with any employee of the Company or any of its affiliates pertaining to any business in which the Executive has participated or plans to participate, or to the employment, engagement or compensation of any such employee.


               Section 6:

               6. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

               If to the Executive:

               The Davidson Group
               Union Bank Tower, Suite 960
               Del Amo Financial Center
               21515 Hawthorne Boulevard
               Torrance, CA  90503
               Telephone: (310) 540-2740
               Facsimile: (310) 540-2804

               with a copy to:

               Jones, Day, Reavis & Pogue
               555 West Fifth Street
               Suite 4600
               Los Angeles, CA  90013-1025
               Attention: Bertram R. Zweig, Esq.
                          Gerald W. Palmer, Esq.
               Telephone: (213) 489-3939
               Facsimile: (213) 243-2539

               If to the Company:

               CUC International Inc.
               707 Summer Street
               Stamford, Connecticut  06901
               Telephone: (203) 324-9261
               Facsimile: (203) 348-1982
               Attention: Amy N. Lipton, Esq.

               with a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York  10153
               Telephone: (212) 310-8000
               Facsimile: (212) 310-8007
               Attention: Howard Chatzinoff, Esq.

               or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (b)  Registration Rights Agreement.

          CUC and the Davidsons agree that Sections 2(a)(i);

2(a)(vii); 2(d) and 4(b) of the Registration Rights Agreement

are hereby amended to read as follows:

               Section 2(a)(i):

               At any time, and from time to time,
               commencing with the Effective Date and ending six years thereafter (the "Effective Period"), upon the written request of any Qualified Holder(s) (as hereinafter defined) requesting that Parent effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of Registrable Securities (as hereinafter defined), which, in the aggregate, constitute at least 3,000,000 1 shares of Parent Common Stock for each registration hereunder, Parent shall use its best efforts to register under the Securities Act (a "Demand Registration"), as expeditiously as may be practicable, the Registrable Securities which Parent has been requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the methods intended by the sellers thereof; provided that no Qualified Holder(s) shall be permitted to exercise a Demand Registration within three months of the effective date of any registration statement for equity securities of Parent (other than on Form S-4 or Form S-8 or any successor or similar form).  An exercise of a Demand Registration
               right will not count as the use of such right unless the registration statement to which it relates is declared effective under the Securities Act and remains effective for a period (not less than 30 days) sufficient to allow for the orderly sale of the Registrable Securities covered thereby, except that such exercise shall count if such registration statement is withdrawn because (a) the Qualified Holders, for any reason whatsoever, determine not to proceed with such registration and (b) the Qualified Holders do not reimburse Parent for all Registration Expenses and Counsel Fees (each as hereinafter defined) incurred in connection with the preparation and filing of such registration statement. Qualified Holders exercising a Demand Registration Right after
               May 27, 1997, and prior to the end of the two year period following the Merger shall deliver, together with the request in respect of such Demand Registration, an opinion, rendered by Jones, Day, Reavis & Pogue, substantially in the form attached as Exhibit C to the Settlement Agreement dated as of May 27, 1997 among Parent and the other parties named on the signature pages thereof. Such opinion shall be confirmed by such counsel in writing at the closing of any sale by the Davidsons pursuant to a Demand Registration.

               Section 2(a)(vii):

               It is hereby further agreed that
               with respect to any Demand Registration
               requested pursuant to this Section 2(a), Parent may defer the filing or effectiveness of any registration statement related thereto for a reasonable period of time (not to exceed
               45 days after such request) if (A) Parent and a proposed underwriter are, at such time, working on an underwritten public offering of Parent Common Stock ("Parent Common Stock
               Offering") and Parent is advised by such underwriter or its managing underwriter(s) that such Parent Common Stock Offering would in its or their opinion be adversely affected by such filing or (B) Parent determines, in its good faith and reasonable judgment, that any such filing or the offering of any Registrable Securities would materially impede, delay or interfere with any material proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Parent (each, a "Material Transaction"); provided that, Parent shall not defer the filing or effectiveness of any registration statement requested pursuant to this Section 2(a) on or prior to May 27, 1998
               (1) if the underwritten public offering
               referred to in clause (A) or the Material
               Transaction involves the registration of
               Parent Common Stock for Parent's own account or any other financing transaction for Parent's own account; (2) if the underwritten public offering referred to in Clause (A) or the Material Transaction involves gross proceeds of (in the case of an underwritten public offering) or a purchase price (in the case of any Material Transaction) less than $250 million; or (3) in the case of any Material Transaction involving an offer or sale of securities or an acquisition by Parent or any of Parent's subsidiaries, such offer, sale or acquisition has not been proposed by Parent at the time such Demand Registration is requested; provided further, however, that with respect to clause (B), Parent gives the Qualified
               Holders written notice of such determination;
               and provided further, however, with respect to both clauses (A) and (B), Parent shall not be entitled to postpone such filing or effectiveness if, within the preceding 12 months, it has effected two postponements pursuant to this paragraph (vii) and, following such postponements, the Registrable Securities to be sold pursuant to the postponed registration statements were not sold (for any reason). Parent agrees that the Effective Period shall be extended by a period which is not less than the aggregate number of days included in the periods during which Parent deferred the filing or effectiveness of a registration statement as provided above
               (each, a "Suspension Period"). A Suspension
               Period shall commence on and include the date on which Parent provides such written notice and shall end on the date when the affected registration statement is filed or declared effective.

               Section 2(d):

               Registration Expenses. Except as otherwise provided in Section 2(b)(ii) or in this Section 2(d), whether or not any registration statement prepared and filed pursuant to this Section 2 is declared effective by the Commission
               (except where a Demand Registration is terminated, withdrawn or abandoned at the written request of the Majority Qualified Holders), Parent shall pay all expenses incident to Parent's performance of or compliance with the registration requirements of this Agreement, including, without limitation, the following: (A) all Commission and any NYSE registration and filing fees and expenses; (B) any and all expenses incident to its performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Parent personnel or other general overhead expenses of Parent, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by Parent in the ordinary course of its business; (C) all listing, transfer and/or exchange agent and registrar fees; (D) fees and expenses in connection with the qualification of the Registrable
               Securities under securities or "blue sky" laws including reasonable fees and disbursements of counsel for the underwriters in connection therewith; (E) printing expenses; (F) messenger and delivery expenses; and (G) fees and out-of-pocket expenses of counsel for Parent and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by Parent (collectively, clause (A) through (G), "Registration Expenses"); provided, however, that Parent shall not be required to pay, and the Qualified Holders shall pay, (1)
               50% of all Registration Expenses (other than those described in clause (B) above) for all Demand Registrations after the third Demand Registration and (2) all fees and out-of-pocket expenses of counsel selected by the Qualified Holders, any fees or disbursements of Managing Underwriters and their counsel, participating underwriters and brokers-dealers or any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities; provided further, however, that in respect of the second Demand Registration, Parent shall pay the reasonable fees and out-of-pocket expenses of counsel selected by the Qualified Holders and the fees and disbursements of Managing Underwriters and their counsel (collectively, "Counsel Fees"), up to an aggregate of $300,000. If the amount of such Counsel Fees incurred in respect of the second Demand Registration is less than $300,000, Parent shall, in respect of the third Demand Registration, pay Counsel Fees in an amount equal to the difference between $300,000 and the Counsel Fees incurred in respect of the second Demand Registration.

               Section 4(b):

                    If to the Shareholders, to:
                    The Davidson Group
                    Union Bank Tower, Suite 960
                    Del Amo Financial Center
                    21515 Hawthorne Boulevard
                    Torrance, CA  90503
                    Attention:     Janice G. Davidson
                                   and
                                   Robert M. Davidson
                    (310) 540-2740 (phone)
                    (310) 540-2804 (fax)

                    with a copy to:

                    Jones, Day, Reavis & Pogue
                    555 West Fifth Street
                    Suite 4600
                    Los Angeles, CA  90013-1025
                    Attention:  Bertram R. Zweig, Esq.
                                Gerald W. Palmer, Esq.
                    (213) 489-3939 (phone)
                    (213) 243-2539 (fax)

          (c)       Merger Agreement - Election to Parent Board;

Resignation.

          The Davidsons hereby waive any and all rights they may

have pursuant to the provisions of Section 4.21 of the Merger

Agreement and acknowledge that, from and after the date hereof,

CUC shall not have any further obligations thereunder.  Each of

Janice G. Davidson and Robert M. Davidson is executing and delivering to CUC, on the date hereof, a resignation from the CUC Board of Directors and the Boards of Directors of all CUC Affiliates on which they serve, substantially in the form attached hereto as Exhibit B.

          (d)       Continuity of Interest Certificate - Holding

Period.

          With respect to (x) each Sale (as defined in the

Certificate referred to below) within a two-year period following the Merger pursuant to a Demand Registration Right exercised pursuant to the Registration Rights Agreement and (y) each

purchase of CUC Common Stock pursuant to Section 4 hereof within a two-year period following the Merger, CUC hereby waives the covenant, set forth in Paragraph 1(e) of the Continuity of Interest

Certificate executed on March 21, 1996 by certain of the Davidsons in connection with the Merger (the "Certificate"), that the Davidsons not sell CUC Common Stock prior to the expiration of the time period contained in such Paragraph 1(e) of the Certificate; provided that such waiver is conditioned upon CUC's receipt in respect of each such Demand Registration or purchase, as the case may be, of a manually signed copy of the opinion of Jones, Day, Reavis & Pogue required to be delivered in connection with the exercise of such Demand Registration or purchase, pursuant to the Registration Rights Agreement or this

Agreement, respectively.

          (e)       Employment Agreements; Previously Awarded Stock

Options.

          Each of Janice G. Davidson and Robert M. Davidson

agrees that the Original Employment Agreement to which she

or he is a signatory is hereby amended and restated to read

in its entirety as set forth in Exhibit D-1 or D-2,

respectively (collectively, the "Amended and Restated

Employment Agreements").  Each of CUC, Janice G. Davidson and

Robert M. Davidson acknowledges that (A) of the options to

purchase 300,000 shares of CUC Common Stock (150,000 each)

granted to Janice G. Davidson and Robert M. Davidson on July

24, 1996 in connection with the execution and delivery of

their respective Original Employment Agreements, as evidenced by letters and stock option agreements dated July 24, 1996

from CUC to each of Janice G. Davidson and Robert M. Davidson

(collectively, the "Original Option Grant Documents,"

attached hereto and make a part hereof as Exhibits D-3 and D-

4), and notwithstanding the foregoing, each of Janice G.

Davidson and Robert M. Davidson is entitled to exercise

options for no more than 75,000 shares each (for an aggregate of 150,000 shares), and each of Janice G. Davidson and Robert

M. Davidson agrees not to assert or claim otherwise or

attempt to exercise options for more than 75,000 shares each

(for an aggregate of 150,000 shares), (B) the Original Option

Grant Documents are hereby amended (i) to give effect to the foregoing and (ii) by deleting paragraphs (e) and (f) of each of them and inserting in lieu thereof the paragraphs set

forth in Exhibit D-5 hereto (it being understood that the

vesting schedule set forth in paragraph (b) of the Original

Option Grant Documents shall remain in effect (on a pro rata basis) as to such reduced numbers of shares), and (C) as so

amended, the Original Option Grant Documents are hereby

reconfirmed, remade and renewed.  The numbers of shares in

this paragraph give effect to the 3-for-2 split, effective

October 21, 1996.

          4.     PURCHASE OF CERTAIN OF THE DAVIDSONS' CUC COMMON
STOCK.

          (a)       Proposed Purchase Acquisitions.

          CUC agrees that, each time (if any) that CUC

proposes to acquire any Person, during the four year period

commencing on the date hereof, and CUC intends to account for the purchase of such Person as a purchase, and not as a

"pooling of interests" (each such proposed acquisition to be referred to as a "Purchase Acquisition"), CUC shall (subject to the terms and conditions set forth in this Section 4)

offer to purchase from the Davidsons (pro rata in accordance with their respective holdings of CUC Common Stock or in such other proportions as the Davidsons may, by a writing signed

by all of them, inform CUC) such number of shares, if any, of

CUC Common Stock as CUC, in its sole discretion, proposes to issue in connection with such Purchase Acquisition.  CUC

shall notify the Davidsons of such Purchase Acquisition no

later than fifteen days preceding the scheduled closing date

("Scheduled Closing Date") of such proposed Purchase

Acquisition, which notice shall contain an estimate of the

number of shares CUC proposes to purchase from the Davidsons

(which would be not less than the number of shares CUC

proposes to issue) in connection with such proposed Purchase

Acquisition and the Scheduled Closing Date of such proposed

Purchase Acquisition.

          (b)       No Obligation.

         CUC shall have no obligation to propose or

consummate any Purchase Acquisition.

          (c)       Purchase Price.

          The purchase price for each share of CUC Common

Stock to be so purchased from the Davidsons shall be equal to the Average Stock Price.  The term "Average Stock Price"

shall mean, with respect to each proposed Purchase

Acquisition, the average of the closing prices per share of

CUC Common Stock on the New York Stock Exchange (the "NYSE")

as reported on the NYSE Composite Tape during the five

consecutive trading day period (the "Measurement Period")

ending on the fifth trading day immediately preceding the

Scheduled Closing Date for such proposed Purchase

Acquisition.

          (d)       Conditions to Purchase.

          Under no circumstances shall CUC be required to

purchase any shares of CUC Common Stock from the Davidsons

if:

              (i)        such purchase might, in CUC's good faith

judgment, cause CUC to violate any applicable law or

regulation (including any applicable tax or accounting rule

or release);

              (ii)       such purchase might, in CUC's good faith

judgment, prevent CUC from accounting for any acquisition

which CUC wishes to account for as a "pooling of interests"

as a "pooling of interests" (whether or not such "pooling of interests" acquisition has been consummated prior to the

closing of the proposed Purchase Acquisition referred to in

Section 4(a)); or

              (iii)     such shares were not issued to the

Davidsons pursuant to the Merger.

          (b)       Proposed Purchase Notice.

                As soon as reasonably practicable after CUC has

determined the Average Stock Price in respect of a proposed Purchase

Acquisition (but in no event later than the fourth trading day preceding the Scheduled Closing Date), CUC shall provide notice to the Davidsons (each, a "Proposed Purchase  Notice"), which

Proposed Purchase Notice shall contain the following information:

               (i)       the number of shares of CUC Common Stock

which CUC proposes to purchase from the Davidsons;

              (ii)       the Average Stock Price in respect of

such proposed purchase; and

             (iii)      the Scheduled Closing Date of the

proposed Purchase Acquisition and the location at, and the time and place on, which such proposed purchase of shares of CUC

Common Stock from the Davidsons is to occur.

                (c)       Acceptance Notice.

               Within two trading days after the receipt of

such Proposed Purchase Notice, Janice G. Davidson and/or

Robert M. Davidson, on behalf of all of the Davidsons, shall provide a notice to CUC (each, an "Acceptance Notice"), which

Acceptance Notice shall contain at least the following information:

               (i)       whether one or more Davidsons wishes to sell

all or any part of the CUC Common Stock which CUC has

proposed to purchase;

              (ii)       the number of shares of CUC Common Stock

which each such Davidson wishes to sell to CUC; and

             (iii)       the Person who will act as the

Davidsons' agent in respect of such sale.

                 If an Acceptance Notice setting forth

such information is not so delivered within such two trading day period, the Davidsons shall have no rights under this

Section 4 in respect of the proposed Purchase Acquisition.

          (d)       No Offer.

               No Proposed Purchase Notice shall be deemed to

constitute an offer, and CUC shall have no obligation to effectuate any purchase described in any such Proposed Purchase Notice, until such time as the closing of the Purchase Acquisition in connection with which CUC proposes to purchase shares of CUC Common Stock from the

Davidsons actually occurs.  The Acceptance Notice shall constitute an offer to sell shares of CUC Common Stock by the Davidsons designated in such Acceptance Notice as wishing to sell shares of CUC Common Stock,

but may be revoked by each such Davidson, in whole or in part, as to the shares of CUC Common Stock to be sold by such Davidson,

at any time until the close of business on the second

trading day immediately preceding the Scheduled Closing Date.

          (e)       Deliveries at Closing.

               At the closing of each purchase of CUC Common Stock

from the Davidsons under this Section 4 (which may occur on a date later than the Scheduled Closing Date, but in no event earlier than the date and time on which all of the conditions set forth in this

Section 4 in respect of such purchase have been satisfied):

               (i)       the Davidsons proposing to sell shares of CUC

Common Stock to CUC hereunder shall deliver to CUC:

                    (x)  with respect to any sale of shares of

CUC Common Stock to be made to CUC prior to the end of the

two-year period following the Merger, a manually signed copy of the opinion, substantially in the form attached hereto as

Exhibit C, rendered by Jones, Day, Reavis & Pogue;

                    (y)  a certificate or certificates representing

the shares of CUC Common Stock to be sold to CUC, together with duly executed, blank stock powers in respect thereof; and

                    (z)  customary representations as to (1) the

good and marketable title of the Davidsons proposing to sell shares of CUC Common Stock, to the CUC Common Stock which

they propose to sell; (2) each such Davidson's authority to

sell such shares of CUC Common Stock to CUC; (3) each such

Davidson's ability to sell shares of CUC Common Stock to CUC without violating any laws, rules, regulations, agreements,

judgments or orders to which they may be parties or may be

subject; and (4) there being no default by such Davidson of

such Davidson's respective obligations under this Agreement

or any other agreement referred to in this Agreement or

surviving the execution of this Agreement; and

             (i)       CUC shall deliver to each Davidson selling

shares of CUC Common Stock to CUC hereunder immediately available funds, to an account or accounts designated in writing by

such Davidson, in an amount equal to the number of shares of

CUC Common Stock to be purchased from such Davidson multiplied by the Average Stock Price.

          (i)  Fees and Expenses.

          All reasonable legal fees and expenses and other

related expenses incurred by the Davidsons in connection with any repurchase of shares of CUC Common Stock pursuant to this

Section 4 shall be paid by CUC; provided that CUC shall only be obligated to pay the legal fees of a single law firm.  The

Davidsons shall be responsible for the payment of any

applicable transfer or similar taxes arising out of the sale by them to CUC of CUC Common Stock.

          (j)  Capital Gains Treatment.

          At the request of the Davidsons, CUC will use its

good faith efforts to structure each repurchase transaction

pursuant to Section 4 so as to have each such transaction

qualify for capital gains treatment for the Davidsons;

provided, however, that in no event shall CUC be obligated to repurchase a number of shares greater than the number it

proposes to issue in the applicable Purchase Acquisition.

          5.     MUTUAL RELEASE.

          Each of the Davidsons, on behalf of himself,

herself, itself, and her, his or its heirs, executors,

successors, assigns and each Davidson Control Person and any other Person claiming by, through or because of any of the

Davidsons (collectively, the "Davidson Releasors"), and CUC,

on behalf of itself and the CUC Affiliates and any of their

successors, assigns or any other Person claiming by, through or because of any of CUC or the CUC Affiliates (collectively,

the "CUC Releasors" and with the Davidson Releasors, the

"Releasors", and each individually a "Releasor"), jointly and severally, hereby agrees as follows:

          (a)       Benefit.

          The following release (this "Release") by and on

behalf of the Davidson Releasors is in respect of and for the benefit of CUC, and by and on behalf of the CUC Releasors is in respect of and for the benefit of the Davidsons and each

Davidson Control Person and in each case, for the benefit of each of its present and former share holders, officers,

directors, employees, agents, attorneys, accountants,

representatives, successors, assigns, affiliates (within the meaning of Rule 12b-2 under the Exchange Act) and any other

Person who is or may be liable as a result of any association with any of them (each, a "Releasee" and collectively, the

"Releasees").

          (b)       Release.

          Each of the Releasees is entitled to enforce the

terms of this Release contained in this Agreement by all

means available at law, in equity or as herein provided. Each of the Davidsons, on behalf of himself, herself, itself and

his, her or its respective other Releasors, and CUC, on

behalf of itself and its other Releasors hereby acquits,

remises, discharges, and forever releases each of the

Releasees and each of their respective shareholders,

officers, directors, employees, agents, attorneys,

accountants, representatives, successors, assigns,

affiliates, parents, spouses, heirs, executors,

administrators and personal or legal representatives, past or present, from any and all sums of money, actions, awards,

causes of action, suits, judgments, damages, demands, debts,

dues, escrows, contracts, accounts, agreements, liabilities,

obligations, representations, rights, setoffs, trespasses,

torts, wrongs, losses, expenses, claims and counterclaims of any and all kind or nature whatsoever, whether known or

unknown, suspected or unsuspected, which have in the past

existed, or which as of this date do exist, or which may

exist in the future, arising out of, relating to or in

connection with:

          (i)       The matters contained in the Notice or any

claim which could have been asserted against the Releasees, or by any of them, arising out of, relating to or in connection

with matters specified in the Notice; and

         (ii)      Any and all claims or causes of action that could

have been alleged against the Releasees, or any of them, in any lawsuit in any court or other forum of competent jurisdiction,

whether state, federal or foreign, arising

under the laws of the State of California, Delaware,

Connecticut or any other state, federal or foreign laws,

whether statutory, at common law, equity, civil law or

otherwise, whether state, federal or foreign (including

claims which may have arisen or accrued prior to the date of this Release, whether related to the Merger, the Merger

Agreement, the Original Employment Agreements or the

Employment, as well as claims which may arise or accrue

subsequent to the date of this Release (whether or not

foreseeable), as a result of any form of conduct, behavior,

action or omission occurring at any time prior to the date

hereof.

          (c)       Limitations on Release.

          Nothing in the foregoing releases shall in any way

limit or eliminate the rights and obligations of the parties under this Agreement; the Noncompetition Agreements (as such agreements are amended pursuant hereto); the Registration

Rights Agreement (as such agreement is amended pursuant

hereto); the Amended and Restated Employment Agreements

(from and after the date hereof); the New Option Letters;

the Original Option Grant Documents (as such documents are

amended pursuant hereto); the Continuity of Interest

Certificate; or any document, instrument or agreement

entered into in connection with the secondary public

offering of CUC Common Stock effected by certain of

the Davidsons in November, 1996 and all rights to

indemnification provided by any of the agreements, documents,

certificates or instruments referred to in this Section 5(c)

(collectively, the "Surviving Agreements"), the Merger

Agreement, the Delaware General Corporation Law, the

California Corporations Code, the Certificate of

Incorporation of CUC or the Articles of Incorporation of

Davidson or any other of the organizational documents of CUC or Davidson (however such document may be designated or

denominated) or any rights to indemnification under any

officers and directors insurance policy of CUC or Davidson

(collectively, the "Surviving Agreements and Rights").

          6.     COVENANT NOT TO SUE.

          Except as otherwise specifically provided for

herein to enforce the terms of this Agreement and Rights

and/or any of the Surviving Agreements and Rights and/or to

seek relief including damages or an injunction or other

appropriate relief in the event of a breach of this

Agreement or any of the Surviving Agreements and Rights

(subject to Section 7 hereof), each of the Davidsons, on

behalf of himself, herself, itself and his, her or its

respective other Releasors, jointly and severally, and CUC,

on behalf of itself and its other Releasors,

unconditionally, fully and finally covenants forever not to

commence, sponsor, assert, file, institute, prosecute or

continue, or cooperate with any Person or in any way

facilitate or encourage anyone in the commencement,

assertion, filing, institution, prosecution, commencement, or continuance of any complaint, suit, legal or equitable

proceeding, including proceedings before any federal, state

or foreign court, regulatory agency, arbitral tribunal or

other forum, wherever located, against the Releasees, or any of them, for any claim, counterclaim, demand, charge, cause

of action, injury, damage, loss, expense, cost or other

matter of any and every kind and nature whatsoever with

respect to any of the matters addressed by the Release,

except to the extent required to provide information or

assistance by law or legal process, but only after reasonable advance written notice to CUC or the Davidsons, as the case

may be, of such proposed action and only after having

received a written opinion of counsel for the providing or

assisting party that such action is required by law.

          7.     AGREEMENT TO ARBITRATE

          (a)       Notwithstanding anything to the contrary

contained in this Agreement or the Surviving Agreements and Rights,

any controversy, dispute or claim arising out of or relating to this Agreement or any of the Surviving Agreements and

Rights or the breach hereof or thereof which cannot be

settled by mutual agreement shall be finally settled by

binding arbitration in accordance with the Federal

Arbitration Act (or if not applicable, the applicable state

arbitration law) as follows:  Any party who is aggrieved

shall deliver a notice to the other party (or parties)

setting forth the specific points in dispute.  Any points

remaining in dispute twenty (20) days after the giving of

such notice may be submitted to arbitration in New York,

New York, or Los Angeles, California, whichever the

complaining party may choose, to Jams/Endispute, before a

single arbitrator appointed in accordance with the

arbitration rules of Jams/Endispute, modified only as herein expressly provided.  After the aforesaid twenty (20) days,

either party (or parties), upon ten (10) days notice to the

other(s), may so submit the points in dispute to arbitration.

The arbitrator may enter a default decision against any party who fails to participate in the arbitration proceedings.

         (b)       The decision of the arbitrator on the points in

dispute will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof.
         (c)       Except as otherwise provided in this Agreement or

any of the Surviving Agreements and Rights, the arbitrator

will be authorized to apportion its fees and expenses and the reasonable attorneys fees and expenses of any such party as

the arbitrator deems appropriate.  In the absence of any such apportionment, the fees and expenses of the arbitrator will

be borne equally by each party (or, as applicable, group of

related parties), and each party will bear the fees and

expenses of its own attorney.
        (d)       The parties agree that this Section has been

included to rapidly and inexpensively resolve any disputes

between them with respect to this Agreement or any of the

Surviving Agreements and Rights, and that this Section shall be grounds for dismissal of any court action commenced by any party with respect to this Agreement or any of the Surviving

Agreements and Rights, other than post-arbitration actions

seeking to enforce an arbitrator award.
        (e)       The parties shall keep confidential, and shall not

disclose to any person, other than to the arbitrator in the

normal course of any proceeding in this Section 7, or except as may be required by law, the existence of any controversy

hereunder, the referral of any such controversy to

arbitration or the status or resolution thereof.
           Section 2.       ADDITIONAL COVENANTS.

          (a)   Employment of Anne Weber.  From the date hereof

until December 31, 1997 (the "Loan Out Period"), Anne Weber,

a long term employee of Davidson, shall be available to

Janice G. Davidson full time to provide such secretarial and administrative assistance as Janice G. Davidson shall

request.  At all times during the Loan Out Period and the

Supplemental Loan Out Period (hereinafter defined), Anne

Weber shall remain an employee of Davidson and shall

continue to receive all benefits to which she is entitled as an employee.  During the Loan Out Period, the Davidsons will reimburse Davidson in an amount equal to 50% of Ms. Weber's

salary plus an allocation of direct taxes and benefits on the same basis as applicable to other Davidson employees of her

category ("Anne Weber Employment Cost").  From and after

January 1, 1998 and to (but not after) June 30, 1998 (the

"Supplemental Loan Out Period"), Anne Weber shall be

available to Janice G. Davidson as and to the extent from

time to time requested by Janice G. Davidson.  During the

Supplemental Loan Out Period the Davidsons will reimburse

Davidson for 100% of Anne Weber Employment Cost for each

business day or part thereof on which Ms. Weber is so

employed by Janice G. Davidson.

          (b)       Personal Likeness or Endorsement of Janice G.

Davidson.

               CUC agrees that neither it nor Davidson will use

the personal name, likeness or endorsement of Janice G. Davidson in connection with any products, packaging, promotions or activities of CUC or Davidson or in any other way that exploits

Janice G. Davidson's name or image.  Janice G. Davidson hereby agrees that CUC and the CUC Affiliates may (until December 31,

1997) exhaust any and all existing inventory of products, packaging and promotional materials on hand at the date of this Agreement which contain Janice G. Davidson's personal name, likeness or endorsement

(or any variation or derivative thereof) (the "Existing Davidson

Inventory").  CUC shall provide to Janice G. Davidson monthly status reports in reasonable detail concerning such Existing Davidson

Inventory at least monthly during the period commencing June 1, 1997 and ending December 31, 1997.

          (c)       Davidson Name and Trademark.  CUC further agrees

that it will not use the "Davidson" name or trademark on

software of a type which would be rated "R" or "NC-17" under the standards of the Motion Picture Association of America,

Inc., or "x", in each case relating to films (which, for the purpose of the Agreement, shall be, mean and include all

forms of software), as in effect on the date hereof, a copy

of which standards are attached hereto and made a part hereof as Exhibit E.  Nothing herein shall limit or restrict CUC's

or Davidson's right to use the "Davidson" trademark (or any

variation or derivative thereof) in any way except as

specifically set forth in the preceding sentence.

          (d)       Confidentiality.

           Each party hereto agrees that it shall keep in

confidence the financial terms of this Agreement and shall not,

without the consent of each other party hereto, disclose the same to any Person except its own counsel or accountants or as required by applicable law (after consultation with counsel).

          Section 3.       REPRESENTATIONS OF THE DAVIDSONS.

          (a)       Authority.

               The Davidsons hereby represent and warrant to CUC

that they have requisite legal capacity, power and authority to execute, deliver and perform the provisions of this Agreement and that this Agreement is a valid and binding obligation of the

Davidsons enforceable against them in accordance with its terms.

          (b)       No Agreements with Employees.

              Each of Janice G. Davidson and Robert M. Davidson

hereby represents and warrants to CUC that neither Janice G. Davidson nor Robert M. Davidson has entered into any agreement, understanding or arrangement with any employee of CUC or any of the CUC Affiliates pertaining to any business in which Janice G. Davidson or

Robert M. Davidson has participated or plans to participate,

or to the employment, engagement or compensation of any such employee.

          (c)       Validity of Restrictive Covenants.

           Janice G. Davidson and Robert M. Davidson agree that

they shall not contest, challenge or call into question, or cause or permit any other Person to contest, challenge or call into question,

in any way the validity or enforceability of any of the restrictive covenants contained in the Non-Competition Agreements, as

amended by this Agreement (the "Restrictive Covenants")

(whether as an affirmative claim or cause of action or as a

defense to an action by CUC or any CUC Affiliate), in any

judicial or arbitral forum.  Nothing herein shall prevent

either of Janice G. Davidson or Robert M. Davidson from

asserting that she or he has not violated the terms of any

of such Restrictive Covenants in defending a claim to that

effect brought by CUC or any CUC Affiliate.

          (d)       Ownership of Stock by the Davidsons.

           Each of the Davidsons hereby represents and warrants

that with the possible exception of minor differences, none of which is material, and which collectively are not material, the Davidsons own beneficially and of record the number of shares of CUC Common Stock set forth opposite each Davidson's name on Exhibit F hereto, free and clear of any lien, pledge, claim, charge or encumbrance.

          (e)       No Interest in Competitors.  Each of Janice G.

Davidson and Robert M. Davidson hereby represents and

warrants that she or he does not own or hold (or have the right to acquire), directly or indirectly, as a member of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act, or otherwise,

any proprietary interest in a Competitor (as defined in Section 2(a)

of the Noncompetition Agreements (as such agreements are amended pursuant hereto)).

          (f)       No Basis for Claims.  Each of Janice G. Davidson

and Robert M. Davidson hereby represents and warrants that

neither she nor he knows of any basis for any claim or cause of action that could be alleged against any of the CUC

Releasees as of the date hereof arising out of, relating to

or in connection with matters other than those contained or

specified in the Notice.

          Section 4.       REPRESENTATIONS OF CUC.

          (a)       Authority.  CUC hereby represents and

warrants to the Davidsons that it has the requisite legal

capacity, power and authority to execute, deliver and perform the provisions of this Agreement and that this Agreement is a

valid and binding obligation of CUC enforceable against it

in accordance with its terms.

          (b)       No Basis for Claims.  CUC hereby represents

and warrants that it does not know of, and to the best knowledge of CUC none of the CUC Affiliates knows of, any basis for

any claim or cause of action that could be alleged against

any of the Davidson Releasees as of the date hereof arising

out of, related to or in connection with matters other than

those contained or specified in the Notice.

          Section 5.       CONSTRUCTION.

          All of the parties to this Agreement were represented

by counsel and this document was negotiated by counsel, and no party may rely on any drafts of this Agreement in any interpretation of this Agreement. Each party and counsel for each party to this Agreement has reviewed this Agreement and has participated in its drafting and, accordingly, no party shall attempt to invoke the rule

of construction to the effect that ambiguities are to be

resolved against the drafting party in any interpretation of this Agreement.

          Section 6.       VOLUNTARY SIGNING OF AGREEMENT AND RIGHT TO

REVOKE.

          The Davidsons acknowledge that before entering into

this Agreement, they consulted with attorneys and other advisors of their choice.  They further acknowledge that they have entered into this Agreement of their own free will, and that no promises or representations have been made to them by any person to induce them to enter into this Agreement other than the express terms set forth herein.  The Davidsons further acknowledge that they have

read this Agreement and understand all of its terms,

including the waiver and release of claims set forth in

Section 5.  Janice G. Davidson and Robert M. Davidson each

acknowledges that she or he, as the case may be, may take up to 21 calendar days from the date she or he, as the case may be, was given this Agreement to consider, sign and return

this Agreement.  In addition, Janice G. Davidson and Robert

M. Davidson each acknowledges that she or he, as the case may be, may revoke the Agreement after signing it, but only by

delivering a signed revocation notice to CUC during the

Revocation Period.  For purposes of this Agreement the

"Revocation Period" shall mean the period which is seven (7)

calendar days following the execution of this Agreement by

Janice G. Davidson and Robert M. Davidson.

          Section 7.       MISCELLANEOUS.

          (a)       Notices.

          All notices under this Agreement shall be in

writing and shall be deemed to have been duly given upon

receipt of hand delivery or facsimile transmission with

confirmation of receipt, as follows:

               CUC International Inc.
               707 Summer Street
               Stamford, Connecticut  06901
               (203) 324-9261 (phone)
               (203) 348-1982 (fax)
               Attention:  Amy N. Lipton, Esq.
                           Senior Vice President and
                           General Counsel

               with a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York  10153
               Attention:  Greg A. Danilow, Esq.
               (212) 310-8000 (phone)
               (212) 310-8007 (fax)

               If to the Davidsons, to:

               The Davidson Group
               Union Bank Tower, Suite 960
               Del Amo Financial Center
               21515 Hawthorne Boulevard
               Torrance, CA  90503
               Attention:  Janice G. Davidson
                           and
                           Robert M. Davidson
               (310) 540-2740 (phone)
               (310) 540-2804 (fax)

               with a copy to:

               Jones, Day, Reavis & Pogue
               555 West Fifth Street
               Suite 4600
               Los Angeles, CA  90013-1025
               Attention:  Bertram R. Zweig, Esq.
                           Gerald W. Palmer, Esq.
               (213) 489-3939 (phone)
               (213) 243-2539 (fax)

Such names and addresses may be changed by written notice to each Person listed above.

          (a)       Governing Law.

          Except as provided for in Section 7, this Agreement and

all disputes arising hereunder or related hereto, shall be governed by, construed and interpreted in accordance with the internal laws of the State of Delaware, applicable to instruments made, delivered and performed entirely in such state; provided, however, that the

Surviving Agreements and Rights shall continue to be governed by, construed and interpreted in accordance with the laws of the jurisdiction to the extent specifically selected in each such Surviving Agreement, or, in the case of the Rights, the laws of the state of incorporation of the relevant corporation, or other laws selected in the instrument creating such Rights, as the case may be.

          (b)       Counterparts.

          This Agreement may be executed in counterparts,

each of which shall be deemed to be an original, but all of which together shall constitute one and the same original instrument.

          (c)       Interpretation.

          Whenever a reference is made in this Agreement to a

particular Section or Exhibit, such reference shall be to a

Section of or an Exhibit to this Agreement unless otherwise indicated.

The headings contained in the provisions of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions of this Agreement.  Whenever the words "include," "includes" or "including" are used in

this Agreement, they shall be deemed to be followed by the

words "without limitation."

          (d)       Entire Agreement; Severability;

          Reformation. This Agreement, including the Exhibits hereto and the Surviving Agreements, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior and contemporaneous agreements and understandings (whether written or oral) among the parties hereto with respect to such subject matter.  If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, it is the parties' desire and intention that such determination shall not be held to affect the validity or enforceability of any other provision of this Agreement, which provisions shall otherwise remain in full force and effect.

          (e)       Amendment and Modification.

          This Agreement may be amended or modified only by the duly executed written agreement of the parties hereto.

          (f)       Extension; Waiver.

          The failure of a party to insist upon strict adherence to

any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to require strict adherence to that term or any other term of this Agreement.

No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.  Any waiver must be evidenced in writing and duly executed by the party against

whom such waiver may be enforced.

          (g)       Binding Effect; Benefits.

          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Other than as provided for in Section 5 and Section 7, nothing in this

Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (h)       Assignability.

          This Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto.

          (i)       Expenses.

          Other than as provided for in Section 4 and Section 7 hereof,

each of the parties hereto shall pay all of its own expenses relating to the transactions contemplated by this Agreement, including the fees and expenses of its own financial, legal and tax advisors.

          (j)       Gender and Certain Definitions.

          All words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          (k)       Specific Enforcement.

          The parties hereto acknowledge and agree that each would be irreparably damaged in the event that any of the provisions of this

Agreement are not fully performed by the other in accordance with their specific terms or are otherwise breached.  Subject to Section 7 hereof, it is accordingly hereby agreed that each party shall be entitled to an injunction (or injunctions) to prevent breaches of this Agreement by any other party hereto and to specifically enforce this Agreement and the terms and provisions thereof against any other party hereto.

          (l)       No Admission.

          This Agreement shall not be construed as an

admission by CUC and/or any of the CUC Affiliates, nor by

any of the Davidsons or any of the Davidson Control Persons

of any liability or wrongdoing, nor shall this Agreement be

construed as evidence of such liability or wrongdoing.






          IN WITNESS WHEREOF, CUC and the Davidsons have

duly executed and delivered this Agreement as of the date

first above written.

                             CUC INTERNATIONAL INC.

                             By:  _________________________
                                  Name:  Walter A. Forbes
                                  Title: Chairman and Chief
                                         Executive Officer

ROBERT M. DAVIDSON                 ________________________________
CHARITABLE REMAINDER UNITRUST      Robert M. Davidson, individually

By:___________________________     ________________________________
   Robert M. Davidson, Trustee     Janice G. Davidson, individually

JANICE G. DAVIDSON                 ELIZABETH A. DAVIDSON
CHARITABLE REMAINDER UNITRUST      IRREVOCABLE TRUST


By:___________________________     By:_____________________________
   Janice G. Davidson, Trustee        Robert M. Davidson, Co-Trustee
                                   By:_____________________________
                                      Janice G. Davidson, Co-Trustee

JOHN R. DAVIDSON                   EMILIE A. DAVIDSON
IRREVOCABLE TRUST                  IRREVOCABLE TRUST

By:______________________________  By:______________________________
   Robert M. Davidson, Co-Trustee     Robert M. Davidson, Co-Trustee

By:______________________________  By:______________________________
   Janice G. Davidson, Co-Trustee     Janice G. Davidson, Co-Trustee

JOHN R. DAVIDSON                   EMILIE A. DAVIDSON
CHARITABLE REMAINDER UNITRUST      CHARITABLE REMAINDER UNITRUST

By:______________________________  By:______________________________
   Robert M. Davidson, Co-Trustee     Robert M. Davidson, Co-Trustee

By:______________________________  By:______________________________
   Janice G. Davidson, Co-Trustee     Janice G. Davidson, Co-Trustee







                           SETTLEMENT AGREEMENT

                               BY AND AMONG

                            JANICE G. DAVIDSON;

                            ROBERT M. DAVIDSON;

           THE JANICE G. DAVIDSON CHARITABLE REMAINDER UNITRUST;

           THE ROBERT M. DAVIDSON CHARITABLE REMAINDER UNITRUST;

               THE ELIZABETH A. DAVIDSON IRREVOCABLE TRUST;

                 THE EMILIE A. DAVIDSON IRREVOCABLE TRUST;

                  THE JOHN R. DAVIDSON IRREVOCABLE TRUST;

           THE EMILIE A. DAVIDSON CHARITABLE REMAINDER UNITRUST;

            THE JOHN R. DAVIDSON CHARITABLE REMAINDER UNITRUST;

                                    AND

                          CUC INTERNATIONAL INC.





                        Dated:  as of May 27, 1997





                          TABLE OF CONTENTS
                                                                    Page
Section 1.   EFFECTIVENESS OF THIS AGREEMENT                          3
       (a)   Obligations of CUC                                       3
       (b)   Obligations of the Davidsons                             3

Section 2.   PAYMENT AND GRANT OF OPTIONS TO CERTAIN OF
             THE DAVIDSONS                                            4

Section 3.   AMENDMENT OF OTHER AGREEMENTS; WAIVERS                   5
       (a)   Noncompetition Agreements                                5
       (b)   Registration Rights Agreement                            9
       (c)   Merger Agreement - Election to Parent Board;
             Resignation                                             14
       (d)   Continuity of Interest Certificate - Holding
             Period                                                  14
       (e)   Employment Agreements; Previously Awarded Stock
             Options                                                 15

Section 4.   PURCHASE OF CERTAIN OF THE DAVIDSONS'
             CUC COMMON STOCK                                        16
       (a)   Proposed Purchase Acquisitions                          16
       (b)   No Obligation                                           17
       (c)   Purchase Price                                          17
       (d)   Conditions to Purchase                                  18
       (e)   Proposed Purchase Notice                                19
       (f)   Acceptance Notice                                       19
       (g)   No Offer                                                20
       (h)   Deliveries at Closing                                   21
       (i)   Fees and Expenses                                       22
       (j)   Capital Gains Treatment                                 22

Section 5.   MUTUAL RELEASE                                          23
       (a)   Benefit                                                 23
       (b)   Release                                                 24
       (c)   Limitations on Release                                  26

Section 6.   COVENANT NOT TO SUE                                     27

Section 7.   AGREEMENT TO ARBITRATE                                  28

Section 8.   ADDITIONAL COVENANTS                                    30
       (a)   Employment of Anne Weber                                30
       (b)   Personal Likeness or Endorsement of
             Janice G. Davidson                                      31
       (c)   Davidson Name and Trademark                             32
       (d)   Confidentiality                                         32

Section 9.   REPRESENTATIONS OF THE DAVIDSONS                        32
       (a)   Authority                                               32
       (b)   No Agreements with Employees                            33
       (c)   Validity of Restrictive Covenants                       33
       (d)   Ownership of Stock by the Davidsons                     34
       (e)   No Interest in Competitors                              34
       (f)   No Basis for Claims                                     34

Section 10.  REPRESENTATIONS OF CUC                                  35
       (a)   Authority                                               35
       (b)   No Basis for Claims                                     35

Section 11.  CONSTRUCTION                                            35

Section 12.  VOLUNTARY SIGNING OF AGREEMENT AND
             RIGHT TO REVOKE                                         36

Section 13.  MISCELLANEOUS                                           37
       (a)   Notices                                                 37
       (b)   Governing Law                                           38
       (c)   Counterparts                                            38
       (d)   Interpretation                                          39
       (e)   Entire Agreement; Severability; Reformation             39
       (f)   Amendment and Modification                              40
       (g)   Extension; Waiver                                       40
       (h)   Binding Effect; Benefits                                40
       (i)   Assignability                                           41
       (j)   Expenses                                                41
       (k)   Gender and Certain Definitions                          41
       (l)   Specific Enforcement                                    41
       (m)   No Admission                                            42

                            EXHIBITS
Exhibit A     Option Letters to each of Janice G. Davidson and
              Robert M. Davidson

Exhibit B     Resignation Letters of Janice G. Davidson and
              Robert M. Davidson

Exhibit C     Form of Opinion - Demand Registration/Repurchase

Exhibit D-1   Amended and Restated Employment Agreement of Janice
              G. Davidson

Exhibit D-2   Amended and Restated Employment Agreement of Robert
              M. Davidson

Exhibit D-3   Original Option Grant Documents
               (Janice G. Davidson)

Exhibit D-4   Original Option Grant Documents
               (Robert M. Davidson)

Exhibit D-5   Amendment to Original Option Grant Documents

Exhibit E     Rating Standards of the Motion Picture Association
              of America, Inc.

Exhibit F     Ownership of Davidson Stock
_______________________________
1.  This number gives effect to the 3-for-2 split, effective
October 21, 1996.